Exhibit 99.3

Supplemental Information

Historical Financial Results

Revised to Present the Champion Japan Business as Discontinued Operations along with the Global Champion and U.S.-Based Outlet Store Businesses

Fiscal Year 2022 thru Fiscal Year 2024

February 13, 2025

Table of Contents

In the second quarter of 2024, the Company reached the decision to exit the U.S.-based outlet store business and the global Champion business, excluding the Champion Japan business, and began to separately report the results of the global Champion and U.S.-based outlet store businesses as discontinued operations. In December 2024, the Company finalized plans to exit the Champion Japan business. The Company determined that the exit of the global Champion business, U.S.-based outlet store business and the Champion Japan business represent multiple components of a single strategic plan that met held-for-sale and discontinued operations accounting criteria prior to the period ending December 28, 2024. The historical financial information included herein for 2022, 2023 and 2024 has been revised to present the results of the Champion Japan business as discontinued operations along with the global Champion and U.S.-based outlet store businesses for all periods presented.
In addition, the Company realigned its reportable segments in the second quarter of 2024 and has applied this change to all periods presented. The Company’s operations are now managed and reported in two operating segments, each of which is a reportable segment for financial reporting purposes: U.S. and International. Other consists of the Company’s U.S. Sheer Hosiery business which was sold on September 29, 2023 and certain sales from the Company’s supply chain and short term support / transition services agreements for disposed businesses.

Page
Financial Tables

Table 1-A - Condensed Consolidated Statements of Operations, As REPORTED	3

Table 1-B - Condensed Consolidated Statements of Operations - Continuing Operations, As ADJUSTED	4

Table 2-A - Reconciliation of Select GAAP Measures to Non-GAAP Measures - Continuing Operations	5

Table 2-B - Reconciliation of Select GAAP Measures to Non-GAAP Measures - Discontinued Operations (Global Champion and U.S.-Based Outlet Store Businesses, including the Champion Japan business)	11

Table 3 - Supplemental Financial Information by Business Segment - Continuing Operations	12

Table 4-A - Impact of Foreign Currency - Continuing Operations (2024 only)	13

Table 4-B - Organic Constant Currency - Continuing Operations (2024 only)	15

TABLE 1-A - As reported under GAAP

HANESBRANDS INC.
Condensed Consolidated Statements of Operations - As REPORTED
Revised to Present the Champion Japan Business as Discontinued Operations along with the Global Champion and U.S.-Based Outlet Store Businesses
(in thousands, except per share data)
(Unaudited)

	Year Ended	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024	Jun. 29, 2024	Sep. 28, 2024	Dec. 28, 2024	Dec. 28, 2024
Net sales	$3,862,809	$849,314	$1,013,176	$926,613	$850,283	$3,639,386	$744,675	$973,927	$900,367	$888,469	$3,507,438
Cost of sales	2,515,774	580,930	666,168	591,708	508,690	2,347,496	447,242	675,584	526,890	498,198	2,147,914
Gross profit	1,347,035	268,384	347,008	334,905	341,593	1,291,890	297,433	298,343	373,477	390,271	1,359,524
As a % of net sales	34.9%	31.6%	34.2%	36.1%	40.2%	35.5%	39.9%	30.6%	41.5%	43.9%	38.8%
Selling, general and administrative expenses	1,079,664	243,848	277,220	257,390	247,154	1,025,612	262,019	361,546	279,440	270,571	1,173,576
As a % of net sales	28.0%	28.7%	27.4%	27.8%	29.1%	28.2%	35.2%	37.1%	31.0%	30.5%	33.5%
Operating profit (loss)	267,371	24,536	69,788	77,515	94,439	266,278	35,414	(63,203)	94,037	119,700	185,948
As a % of net sales	6.9%	2.9%	6.9%	8.4%	11.1%	7.3%	4.8%	(6.5)%	10.4%	13.5%	5.3%
Other expenses	8,294	14,709	7,046	8,911	7,095	37,761	9,062	10,616	9,343	18,420	47,441
Interest expense, net	131,733	45,209	58,679	56,614	53,685	214,187	50,583	50,279	48,542	46,497	195,901
Income (loss) from continuing operations before income taxes	127,344	(35,382)	4,063	11,990	33,659	14,330	(24,231)	(124,098)	36,152	54,783	(57,394)
Income tax expense (benefit)	447,889	16,180	12,826	21,280	(65,104)	(14,818)	8,571	11,485	11,430	9,115	40,601
Income (loss) from continuing operations	(320,545)	(51,562)	(8,763)	(9,290)	98,763	29,148	(32,802)	(135,583)	24,722	45,668	(97,995)
Income (loss) from discontinued operations, net of tax	193,341	17,158	(13,701)	(29,509)	(20,822)	(46,874)	(6,320)	(162,797)	5,229	(58,548)	(222,436)
Net income (loss)	$(127,204)	$(34,404)	$(22,464)	$(38,799)	$77,941	$(17,726)	$(39,122)	$(298,380)	$29,951	$(12,880)	$(320,431)

Earnings (loss) per share - basic:
Continuing operations	$(0.92)	$(0.15)	$(0.03)	$(0.03)	$0.28	$0.08	$(0.09)	$(0.39)	$0.07	$0.13	$(0.28)
Discontinued operations	0.55	0.05	(0.04)	(0.08)	(0.06)	(0.13)	(0.02)	(0.46)	0.01	(0.17)	(0.63)
Net income (loss)	$(0.36)	$(0.10)	$(0.06)	$(0.11)	$0.22	$(0.05)	$(0.11)	$(0.85)	$0.09	$(0.04)	$(0.91)

Earnings (loss) per share - diluted:
Continuing operations	$(0.92)	$(0.15)	$(0.03)	$(0.03)	$0.28	$0.08	$(0.09)	$(0.39)	$0.07	$0.13	$(0.28)
Discontinued operations	0.55	0.05	(0.04)	(0.08)	(0.06)	(0.13)	(0.02)	(0.46)	0.01	(0.16)	(0.63)
Net income (loss)	$(0.36)	$(0.10)	$(0.06)	$(0.11)	$0.22	$(0.05)	$(0.11)	$(0.85)	$0.08	$(0.04)	$(0.91)

Weighted average shares outstanding:
Basic	349,970	350,435	350,501	350,667	350,765	350,592	351,576	351,990	352,107	352,881	352,139
Diluted	349,970	350,435	350,501	350,667	351,566	351,057	351,576	351,990	354,839	356,851	352,139

TABLE 1-B - Continuing Operations, As Adjusted

HANESBRANDS INC.
Condensed Consolidated Statements of Operations - As ADJUSTED
Revised to Present the Champion Japan Business as Discontinued Operations along with the Global Champion and U.S.-Based Outlet Store Businesses
(in thousands, except per share data)
(Unaudited)

	Year Ended	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024	Jun. 29, 2024	Sep. 28, 2024	Dec. 28, 2024	Dec. 28, 2024
Net sales	$3,862,809	$849,314	$1,013,176	$926,613	$850,283	$3,639,386	$744,675	$973,927	$900,367	$888,469	$3,507,438
Cost of sales, as adjusted	2,502,129	579,414	665,932	590,179	509,818	2,345,343	447,039	586,963	525,773	496,960	2,056,735
Gross profit, as adjusted	1,360,680	269,900	347,244	336,434	340,465	1,294,043	297,636	386,964	374,594	391,509	1,450,703
As a % of net sales	35.2%	31.8%	34.3%	36.3%	40.0%	35.6%	40.0%	39.7%	41.6%	44.1%	41.4%
Selling, general and administrative expenses, as adjusted	1,038,667	242,355	260,761	256,209	245,641	1,004,966	247,253	261,133	261,612	265,534	1,035,532
As a % of net sales	26.9%	28.5%	25.7%	27.7%	28.9%	27.6%	33.2%	26.8%	29.1%	29.9%	29.5%
Operating profit, as adjusted	322,013	27,545	86,483	80,225	94,824	289,077	50,383	125,831	112,982	125,975	415,171
As a % of net sales	8.3%	3.2%	8.5%	8.7%	11.2%	7.9%	6.8%	12.9%	12.5%	14.2%	11.8%
Other expenses, as adjusted	8,294	6,359	7,046	8,911	7,095	29,411	9,062	10,616	9,343	9,008	38,029
Interest expense, net, as adjusted	131,733	46,463	58,679	56,614	53,685	215,441	50,583	50,279	48,542	46,497	195,901
Income (loss) from continuing operations before income taxes, as adjusted	181,986	(25,277)	20,758	14,700	34,044	44,225	(9,262)	64,936	55,097	70,470	181,241
Income tax expense, as adjusted	34,123	16,180	12,826	25,543	15,755	70,304	8,571	11,485	11,430	9,115	40,601
Income (loss) from continuing operations, as adjusted	$147,863	$(41,457)	$7,932	$(10,843)	$18,289	$(26,079)	$(17,833)	$53,451	$43,667	$61,355	$140,640

Earnings (loss) per share - basic:
Continuing operations, as adjusted	$0.42	$(0.12)	$0.02	$(0.03)	$0.05	$(0.07)	$(0.05)	$0.15	$0.12	$0.17	$0.40

Earnings (loss) per share - diluted:
Continuing operations, as adjusted	$0.42	$(0.12)	$0.02	$(0.03)	$0.05	$(0.07)	$(0.05)	$0.15	$0.12	$0.17	$0.40

Weighted average shares outstanding:
Basic	349,970	350,435	350,501	350,667	350,765	350,592	351,576	351,990	352,107	352,881	352,139
Diluted	350,606	350,435	350,631	350,667	351,566	350,592	351,576	352,665	354,839	356,851	354,184

TABLE 2-A - Continuing Operations, Reconciliation of Non-GAAP Measures

HANESBRANDS INC.
Reconciliation of Select GAAP Measures to Non-GAAP Measures
Revised to Present the Champion Japan Business as Discontinued Operations along with the Global Champion and U.S.-Based Outlet Store Businesses
(in thousands, except per share data)
(Unaudited)

The following tables present a reconciliation of the results of continuing operations as reported under GAAP to the results of continuing operations as adjusted for full year 2022 and by quarter for 2023 and 2024. The results of continuing operations exclude the results of the global Champion business, U.S.-based outlet store business and the Champion Japan business, which have been reclassified to discontinued operations for all periods presented. The Company has chosen to present the following non-GAAP measures to investors to enable additional analyses of past, present and future operating performance and as a supplemental means of evaluating continuing operations absent the effect of restructuring and other actions that are deemed to be material stand-alone initiatives apart from the Company’s core operations. While these costs are not expected to continue for any singular transaction on an ongoing basis, similar types of costs, expenses and charges have occurred in prior periods and may recur in future periods depending upon future business plans and circumstances.

Restructuring and other action-related charges in 2022, 2023 and 2024 include the following:

Supply chain restructuring and consolidation	In 2024, represents charges as a result of the sale of the global Champion business, which was completed in the fourth quarter of 2024 on September 30, 2024, and the completed exit of the U.S.-based outlet store business in July 2024 related to significant restructuring and consolidation efforts within the Company’s supply chain network, both manufacturing and distribution, to align the Company’s network to its continuing operations to drive stronger operating performance and margin expansion. In 2023 and 2022, represents charges related to supply chain segmentation to restructure and position the Company’s distribution and manufacturing network to align with its demand trends, simplify operations and improve efficiencies.
Corporate asset impairment charges	Primarily represents charges related to a contract terminated in the second quarter of 2024 and impairment of the Company’s headquarters location that was classified as held for sale in the second quarter of 2024.
Headcount actions and related severance	Represents charges related to operating model initiatives primarily headcount actions and related severance charges and adjustments related to restructuring activities.
Professional services	Represents professional fees, primarily including consulting and advisory services, related to restructuring activities.
Technology	Represents technology charges related to the implementation of the Company’s technology modernization initiative which includes a global enterprise resource planning platform.
Gain/loss on sale of business and classification of assets held for sale	Represents the gain/loss associated with the sale of the Company’s U.S. Sheer Hosiery business and adjustments to the related valuation allowance prior to the sale on September 29, 2023, primarily from the changes in carrying value due to changes in working capital.
Loss on extinguishment of debt	Represents charges for the write-off of unamortized debt issuance costs related to the requirement to pay down a portion of the Company’s outstanding term debt under the Senior Secured Credit Facility with the net proceeds from the sale of the global Champion business in the fourth quarter of 2024 and charges related to the redemption of the Company’s 4.625% Senior Notes and 3.5% Senior Notes in the first quarter of 2023.
Gain on final settlement of cross currency swap contracts	Primarily represents the remaining gain related to cross-currency swap contracts previously designated as cash flow hedges in accumulated other comprehensive loss which was released into earnings as the Company unwound the cross-currency swap contracts in connection with the redemption of the 3.5% Senior Notes at the time of settlement in the first quarter of 2023.
Discrete tax benefit	In 2023, represents an adjustment to non-cash reserves established at December 31, 2022 related to deferred taxes established for Swiss statutory impairments, which are not indicative of the Company’s core business operations. In 2022, represents non-cash reserves established relating to deferred taxes.
Tax effect on actions	Represents the applicable effective tax rate on the restructuring and other action-related charges based on the jurisdiction of where the charges were incurred.

	Year Ended	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024	Jun. 29, 2024	Sep. 28, 2024	Dec. 28, 2024	Dec. 28, 2024
Gross profit, as reported under GAAP	$1,347,035	$268,384	$347,008	$334,905	$341,593	$1,291,890	$297,433	$298,343	$373,477	$390,271	$1,359,524
As a % of net sales	34.9%	31.6%	34.2%	36.1%	40.2%	35.5%	39.9%	30.6%	41.5%	43.9%	38.8%
Restructuring and other action-related charges:
Supply chain restructuring and consolidation	14,345	1,516	236	660	(1,284)	1,128	167	78,226	1,117	1,238	80,748
Corporate asset impairment charges	—	—	—	—	—	—	—	10,395	—	—	10,395
Headcount actions and related severance	(712)	—	—	869	156	1,025	36	—	—	—	36
Other	12	—	—	—	—	—	—	—	—	—	—
Gross profit, as adjusted	$1,360,680	$269,900	$347,244	$336,434	$340,465	$1,294,043	$297,636	$386,964	$374,594	$391,509	$1,450,703
As a % of net sales	35.2%	31.8%	34.3%	36.3%	40.0%	35.6%	40.0%	39.7%	41.6%	44.1%	41.4%

	Year Ended	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024	Jun. 29, 2024	Sep. 28, 2024	Dec. 28, 2024	Dec. 28, 2024
Selling, general and administrative expenses, as reported under GAAP	$1,079,664	$243,848	$277,220	$257,390	$247,154	$1,025,612	$262,019	$361,546	$279,440	$270,571	$1,173,576
As a % of net sales	28.0%	28.7%	27.4%	27.8%	29.1%	28.2%	35.2%	37.1%	31.0%	30.5%	33.5%
Restructuring and other action-related charges:
Supply chain restructuring and consolidation	—	—	—	—	—	—	(1,940)	(78,581)	(9,593)	(667)	(90,781)
Corporate asset impairment charges	—	—	—	—	—	—	—	(9,712)	—	—	(9,712)
Headcount actions and related severance	(7,687)	871	(2,760)	(1,662)	(573)	(4,124)	(12,151)	(6,911)	1,245	860	(16,957)
Professional services	(23,994)	(40)	(3,608)	(165)	(6)	(3,819)	(490)	(3,544)	(7,843)	(4,611)	(16,488)
Technology	(11,922)	(4,221)	(2,881)	(588)	(657)	(8,347)	(181)	(218)	(428)	(1,032)	(1,859)
Gain (loss) on sale of business and classification of assets held for sale	3,535	2,139	(7,338)	1,558	—	(3,641)	—	—	—	—	—
Other	(929)	(242)	128	(324)	(277)	(715)	(4)	(1,447)	(1,209)	413	(2,247)
Selling, general and administrative expenses, as adjusted	$1,038,667	$242,355	$260,761	$256,209	$245,641	$1,004,966	$247,253	$261,133	$261,612	$265,534	$1,035,532
As a % of net sales	26.9%	28.5%	25.7%	27.7%	28.9%	27.6%	33.2%	26.8%	29.1%	29.9%	29.5%

	Year Ended	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024	Jun. 29, 2024	Sep. 28, 2024	Dec. 28, 2024	Dec. 28, 2024
Operating profit (loss), as reported under GAAP	$267,371	$24,536	$69,788	$77,515	$94,439	$266,278	$35,414	$(63,203)	$94,037	$119,700	$185,948
As a % of net sales	6.9%	2.9%	6.9%	8.4%	11.1%	7.3%	4.8%	(6.5)%	10.4%	13.5%	5.3%
Restructuring and other action-related charges:
Supply chain restructuring and consolidation	14,345	1,516	236	660	(1,284)	1,128	2,107	156,807	10,710	1,905	171,529
Corporate asset impairment charges	—	—	—	—	—	—	—	20,107	—	—	20,107
Headcount actions and related severance	6,975	(871)	2,760	2,531	729	5,149	12,187	6,911	(1,245)	(860)	16,993
Professional services	23,994	40	3,608	165	6	3,819	490	3,544	7,843	4,611	16,488
Technology	11,922	4,221	2,881	588	657	8,347	181	218	428	1,032	1,859
(Gain) loss on sale of business and classification of assets held for sale	(3,535)	(2,139)	7,338	(1,558)	—	3,641	—	—	—	—	—
Other	941	242	(128)	324	277	715	4	1,447	1,209	(413)	2,247
Operating profit, as adjusted	$322,013	$27,545	$86,483	$80,225	$94,824	$289,077	$50,383	$125,831	$112,982	$125,975	$415,171
As a % of net sales	8.3%	3.2%	8.5%	8.7%	11.2%	7.9%	6.8%	12.9%	12.5%	14.2%	11.8%

	Year Ended	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024	Jun. 29, 2024	Sep. 28, 2024	Dec. 28, 2024	Dec. 28, 2024
Interest expense, net and other expenses, as reported under GAAP	$140,027	$59,918	$65,725	$65,525	$60,780	$251,948	$59,645	$60,895	$57,885	$64,917	$243,342
Restructuring and other action-related charges:
Loss on extinguishment of debt	—	(8,466)	—	—	—	(8,466)	—	—	—	(9,412)	(9,412)
Gain on final settlement of cross currency swaps	—	1,370	—	—	—	1,370	—	—	—	—	—
Interest expense, net and other expenses, as adjusted	$140,027	$52,822	$65,725	$65,525	$60,780	$244,852	$59,645	$60,895	$57,885	$55,505	$233,930

	Year Ended	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024	Jun. 29, 2024	Sep. 28, 2024	Dec. 28, 2024	Dec. 28, 2024
Income (loss) from continuing operations before income taxes, as reported under GAAP	$127,344	$(35,382)	$4,063	$11,990	$33,659	$14,330	$(24,231)	$(124,098)	$36,152	$54,783	$(57,394)
Restructuring and other action-related charges:
Supply chain restructuring and consolidation	14,345	1,516	236	660	(1,284)	1,128	2,107	156,807	10,710	1,905	171,529
Corporate asset impairment charges	—	—	—	—	—	—	—	20,107	—	—	20,107
Headcount actions and related severance	6,975	(871)	2,760	2,531	729	5,149	12,187	6,911	(1,245)	(860)	16,993
Professional services	23,994	40	3,608	165	6	3,819	490	3,544	7,843	4,611	16,488
Technology	11,922	4,221	2,881	588	657	8,347	181	218	428	1,032	1,859
(Gain) loss on sale of business and classification of assets held for sale	(3,535)	(2,139)	7,338	(1,558)	—	3,641	—	—	—	—	—
Other	941	242	(128)	324	277	715	4	1,447	1,209	(413)	2,247
Loss on extinguishment of debt	—	8,466	—	—	—	8,466	—	—	—	9,412	9,412
Gain on final settlement of cross currency swaps	—	(1,370)	—	—	—	(1,370)	—	—	—	—	—
Income (loss) from continuing operations before income taxes, as adjusted	$181,986	$(25,277)	$20,758	$14,700	$34,044	$44,225	$(9,262)	$64,936	$55,097	$70,470	$181,241

	Year Ended	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024	Jun. 29, 2024	Sep. 28, 2024	Dec. 28, 2024	Dec. 28, 2024
Income tax expense (benefit), as reported under GAAP	$447,889	$16,180	$12,826	$21,280	$(65,104)	$(14,818)	$8,571	$11,485	$11,430	$9,115	$40,601
Restructuring and other action-related charges:
Discrete tax (expense) benefit	(422,918)	—	—	4,263	80,859	85,122	—	—	—	—	—
Tax effect on actions	9,152	—	—	—	—	—	—	—	—	—	—
Total included in income tax (expense) benefit	(413,766)	—	—	4,263	80,859	85,122	—	—	—	—	—
Income tax expense, as adjusted	$34,123	$16,180	$12,826	$25,543	$15,755	$70,304	$8,571	$11,485	$11,430	$9,115	$40,601

	Year Ended	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024	Jun. 29, 2024	Sep. 28, 2024	Dec. 28, 2024	Dec. 28, 2024
Income (loss) from continuing operations, as reported under GAAP	$(320,545)	$(51,562)	$(8,763)	$(9,290)	$98,763	$29,148	$(32,802)	$(135,583)	$24,722	$45,668	$(97,995)
Restructuring and other action-related charges:
Supply chain restructuring and consolidation	14,345	1,516	236	660	(1,284)	1,128	2,107	156,807	10,710	1,905	171,529
Corporate asset impairment charges	—	—	—	—	—	—	—	20,107	—	—	20,107
Headcount actions and related severance	6,975	(871)	2,760	2,531	729	5,149	12,187	6,911	(1,245)	(860)	16,993
Professional services	23,994	40	3,608	165	6	3,819	490	3,544	7,843	4,611	16,488
Technology	11,922	4,221	2,881	588	657	8,347	181	218	428	1,032	1,859
(Gain) loss on sale of business and classification of assets held for sale	(3,535)	(2,139)	7,338	(1,558)	—	3,641	—	—	—	—	—
Other	941	242	(128)	324	277	715	4	1,447	1,209	(413)	2,247
Loss on extinguishment of debt	—	8,466	—	—	—	8,466	—	—	—	9,412	9,412
Gain on final settlement of cross currency swaps	—	(1,370)	—	—	—	(1,370)	—	—	—	—	—
Discrete tax expense (benefit)	422,918	—	—	(4,263)	(80,859)	(85,122)	—	—	—	—	—
Tax effect on actions	(9,152)	—	—	—	—	—	—	—	—	—	—
Income (loss) from continuing operations, as adjusted	$147,863	$(41,457)	$7,932	$(10,843)	$18,289	$(26,079)	$(17,833)	$53,451	$43,667	$61,355	$140,640

	Year Ended[1]	Quarters Ended[1]				Year Ended[1]	Quarters Ended[1]				Year Ended[1]
	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024	Jun. 29, 2024	Sep. 28, 2024	Dec. 28, 2024	Dec. 28, 2024
Diluted earnings (loss) per share from continuing operations, as reported under GAAP	$(0.92)	$(0.15)	$(0.03)	$(0.03)	$0.28	$0.08	$(0.09)	$(0.39)	$0.07	$0.13	$(0.28)
Restructuring and other action-related charges:
Supply chain restructuring and consolidation	0.04	0.00	0.00	0.00	0.00	0.00	0.01	0.44	0.03	0.01	0.48
Corporate asset impairment charges	—	—	—	—	—	—	—	0.06	—	—	0.06
Headcount actions and related severance	0.02	0.00	0.01	0.01	0.00	0.01	0.03	0.02	0.00	0.00	0.05
Professional services	0.07	0.00	0.01	0.00	0.00	0.01	0.00	0.01	0.02	0.01	0.05
Technology	0.03	0.01	0.01	0.00	0.00	0.02	0.00	0.00	0.00	0.00	0.01
(Gain) loss on sale of business and classification of assets held for sale	(0.01)	(0.01)	0.02	0.00	—	0.01	—	—	—	—	—
Other	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01
Loss on extinguishment of debt	—	0.02	—	—	—	0.02	—	—	—	0.03	0.03
Gain on final settlement of cross currency swaps	—	0.00	—	—	—	0.00	—	—	—	—	—
Discrete tax benefit	1.21	—	—	(0.01)	(0.23)	(0.24)	—	—	—	—	—
Tax effect on actions	(0.03)	—	—	—	—	—	—	—	—	—	—
Diluted earnings (loss) per share from continuing operations, as adjusted	$0.42	$(0.12)	$0.02	$(0.03)	$0.05	$(0.07)	$(0.05)	$0.15	$0.12	$0.17	$0.40

1	Amounts may not be additive due to rounding.

TABLE 2-B - Discontinued Operations, Reconciliation of Select Non-GAAP Measures

HANESBRANDS INC.
Reconciliation of Select GAAP Measures to Non-GAAP Measures
Discontinued Operations
(in thousands, except per share data)
(Unaudited)

The key components from discontinued operations related to the Global Champion business, the U.S.-Based Outlet Store Business, and the Champion Japan business, are as follows:

	Year Ended	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024	Jun. 29, 2024	Sep. 28, 2024	Dec. 28, 2024	Dec. 28, 2024
Net sales	$2,370,841	$540,096	$425,804	$584,693	$446,544	$1,997,137	$411,526	$380,000	$480,272	$132,479	$1,404,277

Operating profit (loss), as reported under GAAP	$252,174	$32,783	$(384)	$(11,553)	$1,658	$22,504	$16,692	$(145,261)	$29,250	$(67,313)	$(166,632)
Restructuring and other action-related charges	5,216	3,112	1,366	74,361	14,266	93,105	16,752	152,426	28,210	54,367	251,755
Operating profit (loss), as adjusted	$257,390	$35,895	$982	$62,808	$15,924	$115,609	$33,444	$7,165	$57,460	$(12,946)	$85,123

Income (loss) from discontinued operations, net of tax, as reported under GAAP	$189,376	$17,158	$(13,701)	$(29,509)	$(20,822)	$(46,874)	$(6,320)	$(162,797)	$5,229	$(58,548)	$(222,436)
Restructuring and other action-related charges	5,216	3,112	1,366	74,361	14,266	93,105	16,752	152,426	28,210	54,367	251,755
Tax effect on actions	—	—	—	—	—	—	—	—	(2,267)	2,267	—
Income (loss) from discontinued operations, net of tax, as adjusted	$194,592	$20,270	$(12,335)	$44,852	$(6,556)	$46,231	$10,432	$(10,371)	$31,172	$(1,914)	$29,319

Diluted earnings (loss) per share from discontinued operations, as reported under GAAP[1]	$0.54	$0.05	$(0.04)	$(0.08)	$(0.06)	$(0.13)	$(0.02)	$(0.46)	$0.01	$(0.17)	$(0.63)
Restructuring and other action-related charges[1]	0.01	0.01	$0.00	0.21	0.04	0.27	0.05	0.43	0.07	0.16	0.71
Diluted earnings (loss) per share from discontinued operations, as adjusted[1]	$0.56	$0.06	$(0.04)	$0.13	$(0.02)	$0.13	$0.03	$(0.03)	$0.09	$(0.01)	$0.08

Weighted average shares outstanding:
Basic	349,970	350,435	350,501	350,667	350,765	350,592	351,576	351,990	352,107	352,881	352,139
Diluted	350,606	350,827	350,501	351,204	350,765	351,057	352,381	351,990	354,839	352,881	354,184

1 Amounts may not be additive due to rounding.

TABLE 3 - Continuing Operations, Segments

HANESBRANDS INC.
Supplemental Financial Information By Business Segment
Revised to Present the Champion Japan Business as Discontinued Operations along with the Global Champion and U.S.-Based Outlet Store Businesses
(in thousands)
(Unaudited)

	Year Ended	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024	Jun. 29, 2024	Sep. 28, 2024	Dec. 28, 2024	Dec. 28, 2024
Segment net sales:
U.S.	$2,692,175	$599,884	$751,049	$684,990	$600,733	$2,636,656	$543,891	$740,154	$678,345	$618,747	$2,581,137
International	1,010,541	221,623	242,578	221,103	247,763	933,067	200,011	233,073	222,410	252,939	908,433
Total segment net sales	3,702,716	821,507	993,627	906,093	848,496	3,569,723	743,902	973,227	900,755	871,686	3,489,570
Other net sales	160,093	27,807	19,549	20,520	1,787	69,663	773	700	(388)	16,783	17,868
Total net sales	$3,862,809	$849,314	$1,013,176	$926,613	$850,283	$3,639,386	$744,675	$973,927	$900,367	$888,469	$3,507,438

Segment operating profit:
U.S.	$402,697	$66,607	$125,154	$105,579	$106,933	$404,273	$98,263	$158,214	$149,637	$142,738	$548,852
International	144,373	21,533	21,551	21,050	44,699	108,833	16,801	30,237	27,704	31,764	106,506
Total segment operating profit	547,070	88,140	146,705	126,629	151,632	513,106	115,064	188,451	177,341	174,502	655,358
Other profit (loss)	21,774	1,509	(1,721)	342	(1,319)	(1,189)	681	(130)	(1,989)	3,988	2,550
General corporate expenses	(228,782)	(58,061)	(53,262)	(41,915)	(50,781)	(204,019)	(60,692)	(58,212)	(58,449)	(48,642)	(225,995)
Amortization of intangibles	(18,049)	(4,043)	(5,239)	(4,831)	(4,708)	(18,821)	(4,670)	(4,278)	(3,921)	(3,873)	(16,742)
Total operating profit before restructuring and other action-related charges	322,013	27,545	86,483	80,225	94,824	289,077	50,383	125,831	112,982	125,975	415,171
Restructuring and other action-related charges	(54,642)	(3,009)	(16,695)	(2,710)	(385)	(22,799)	(14,969)	(189,034)	(18,945)	(6,275)	(229,223)
Total operating profit (loss)	$267,371	$24,536	$69,788	$77,515	$94,439	$266,278	$35,414	$(63,203)	$94,037	$119,700	$185,948

TABLE 4-A - Continuing Operations, Constant Currency

HANESBRANDS INC.
Impact of Foreign Currency
Revised to Present the Champion Japan Business as Discontinued Operations along with the Global Champion and U.S.-Based Outlet Store Businesses
(in thousands, except per share data)
(Unaudited)

The following table presents a reconciliation of reported results from continuing operations on a constant currency basis for the quarters ended March 30, 2024, June 29, 2024, September 28, 2024 and comparisons to prior years:

	Quarter Ended March 30, 2024
	As Reported	Impact from Foreign Currency[1]	Constant Currency	Quarter Ended April 1, 2023	% Change, As Reported	% Change, Constant Currency
As reported under GAAP:
Net sales	$744,675	$(11,369)	$756,044	$849,314	(12.3)%	(11.0)%
Gross profit	297,433	(7,710)	305,143	268,384	10.8	13.7
Operating profit	35,414	(2,862)	38,276	24,536	44.3	56.0
Diluted loss per share from continuing operations[3]	$(0.09)	$(0.09)	$(0.01)	$(0.15)	(40.0)%	(93.3)%

As adjusted:[2]
Net sales	$744,675	$(11,369)	$756,044	$849,314	(12.3)%	(11.0)%
Gross profit	297,636	(7,710)	305,346	269,900	10.3	13.1
Operating profit	50,383	(2,862)	53,245	27,545	82.9	93.3
Diluted loss per share from continuing operations[3]	$(0.05)	$(0.04)	$(0.01)	$(0.12)	(58.3)%	(91.7)%

	Quarter Ended June 29, 2024
	As Reported	Impact from Foreign Currency[1]	Constant Currency	Quarter Ended July 1, 2023	% Change, As Reported	% Change, Constant Currency
As reported under GAAP:
Net sales	$973,927	$(12,270)	$986,197	$1,013,176	(3.9)%	(2.7)%
Gross profit	298,343	(7,771)	306,114	347,008	(14.0)	(11.8)
Operating profit	(63,203)	(3,451)	(59,752)	69,788	(190.6)	(185.6)
Diluted loss per share from continuing operations[3]	$(0.39)	$(0.38)	$(0.01)	$(0.03)	1,200.0%	(66.7)%

As adjusted:[2]
Net sales	$973,927	$(12,270)	$986,197	$1,013,176	(3.9)%	(2.7)%
Gross profit	386,964	(7,771)	394,735	347,244	11.4	13.7
Operating profit	125,831	(3,451)	129,282	86,483	45.5	49.5
Diluted earnings (loss) per share from continuing operations[3]	$0.15	$0.16	$(0.01)	$0.02	650.0%	(150.0)%

	Quarter Ended September 28, 2024
	As Reported	Impact from Foreign Currency[1]	Constant Currency	Quarter Ended September 30, 2023	% Change, As Reported	% Change, Constant Currency
As reported under GAAP:
Net sales	$900,367	$(6,652)	$907,019	$926,613	(2.8)%	(2.1)%
Gross profit	373,477	(1,299)	374,776	334,905	11.5	11.9
Operating profit	94,037	(206)	94,243	77,515	21.3	21.6
Diluted earnings (loss) per share from continuing operations[3]	$0.07	$0.07	$0.00	$(0.03)	(333.3)%	(100.0)%

As adjusted:[2]
Net sales	$900,367	$(6,652)	$907,019	$926,613	(2.8)%	(2.1)%
Gross profit	374,594	(1,299)	375,893	336,434	11.3	11.7
Operating profit	112,982	(206)	113,188	80,225	40.8	41.1
Diluted earnings (loss) per share from continuing operations[3]	$0.12	$0.12	$0.00	$(0.03)	(500.0)%	(100.0)%

1	Effect of the change in foreign currency exchange rates year-over-year. Calculated by applying prior period exchange rates to the current year financial results.
2	Results reflect adjustments for restructuring and other action-related charges. See "Reconciliation of Select GAAP Measures to Non-GAAP Measures" in Table 2-A.
3	Amounts may not be additive due to rounding.

TABLE 4-B - Continuing Operations, Organic Constant Currency

HANESBRANDS INC.
Organic Constant Currency
Revised to Present the Champion Japan Business as Discontinued Operations along with the Global Champion and U.S.-Based Outlet Store Businesses
(in thousands, except per share data)
(Unaudited)

The following tables present a reconciliation of reported results from continuing operations on an organic constant currency basis for the quarters ended March 30, 2024, June 29, 2024, September 28, 2024 and comparisons to prior years:

	Quarter Ended March 30, 2024				Quarter Ended April 1, 2023
	As Reported	Impact from Foreign Currency[1]	Less Other Sales[2]	Organic Constant Currency	As Reported	Less Other Sales[2]	Organic	% Change, As Reported	% Change, Organic Constant Currency
Net sales	$744,675	$(11,369)	$773	$755,271	$849,314	$27,807	$821,507	(12.3)%	(8.1)%

	Quarter Ended June 29, 2024				Quarter Ended July 1, 2023
	As Reported	Impact from Foreign Currency[1]	Less Other Sales[2]	Organic Constant Currency	As Reported	Less Other Sales[2]	Organic	% Change, As Reported	% Change, Organic Constant Currency
Net sales	$973,927	$(12,270)	$700	$985,497	$1,013,176	$19,549	$993,627	(3.9)%	(0.8)%

	Quarter Ended September 28, 2024				Quarter Ended September 30, 2023
	As Reported	Impact from Foreign Currency[1]	Less Other Sales[2]	Organic Constant Currency	As Reported	Less Other Sales[2]	Organic	% Change, As Reported	% Change, Organic Constant Currency
Net sales	$900,367	$(6,652)	$(388)	$907,407	$926,613	$20,520	$906,093	(2.8)%	0.1%

1	Effect of the change in foreign currency exchange rates year-over-year. Calculated by applying prior period exchange rates to the current year financial results.
2	Other sales consist of the Company’s U.S. Sheer Hosiery business (prior to the September 29, 2023 sale) as well as certain sales from the Company’s supply chain and short term support/transition services agreements for disposed businesses.